UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)     January 26, 2006
                                                --------------------------------


            Securitized Asset Backed Receivables LLC Trust 2006-CB1
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                         (Exact name of issuing entity)


               Credit-Based Asset Servicing and Securitization LLC
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             (Exact name of sponsor as specified in its charter)


                       Securitized Asset Backed Receivables LLC
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            (Exact name of registrant as specified in its charter)


        Delaware                         333-123990-05             37-1472598
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(State or other jurisdiction        (Commission                   (IRS Employer
      of incorporation)             File Number)             Identification No.)


200 Park Avenue, New York, New York                               10166
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(Address of principal executive offices)                        (Zip Code)



Registrant's telephone number, including area code      (212) 412-4000
                                                  ------------------------------


                                 Not Applicable
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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))


[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.
            ------------

      Attached as Exhibit 4 is the Pooling and Servicing Agreement (as defined below) for C-BASS Mortgage Loan Asset-Backed Certificates, Series 2006-CB1. On January 26, 2006, Securities Asset Backed Receibables LLC (the "Company") caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of January 1, 2006 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Litton Loan Servicing LP, as servicer, Credit-Based Asset Servicing and Securitization LLC, as seller and U.S. Bank National Association, as trustee, of C-BASS Mortgage Loan Asset-Backed Certificates, Series 2006-CB1 (the "Certificates"), issued in twenty classes. The Class AV-1, Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2 Certificates, with an aggregate scheduled principal balance as of January 26, 2006 of $763,393,000, were sold to Barclay's Capital Inc. ("Barclays"), pursuant to an Underwriting Agreement dated as of January 23, 2006 by and among the Company and the Underwriters.

      In addition, certain other agreements and opinions, as identified in Item
9.01 and attached hereto were delivered in connection with the issuance of the Certificates.

      Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.

Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits.
            -------------------------------------------------------------------

(c)   Exhibits

Exhibit 4 Pooling and Servicing Agreement, dated as of January 1, 2006, by and among the Company, as depositor, Litton Loan Servicing LP, as servicer, Credit-Based Asset Servicing and Securitization LLC, as seller and U.S. Bank National Association, as trustee.

Exhibit 5 Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated as of January 26, 2006.

Exhibit 8 Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated as of January 26, 2006 (included as part of Exhibit 5).

Exhibit 10.1 The Mortgage Loan Purchase Agreement, dated as of January 1, 2006, between the Seller and the Depositor (included as part of Exhibit P to Exhibit 4).

Exhibit 10.2 Interest Rate Cap Agreements relating to the Group I Senior Certificates and the Class M, Class B-1 and Class B-2 Certificates (included as part of Exhibit Q to Exhibit 4).

Exhibit 10.3 The Custodial Agreement, dated as of January 1, 2006, among the Trustee, the Servicer and the Custodian (included as part of Exhibit R to Exhibit 4).

Exhibit 23     Consent of Cadwalader, Wickersham & Taft LLP (included as part of
               Exhibit 5).

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: February 10, 2006                SECURITIZED ASSET BACKED RECEIVABLES LLC




                                          By: /s/ Paul Menefee
                                              ----------------------------------
                                              Name: Paul Menefee
                                              Title: Director

                                INDEX TO EXHIBITS
                                -----------------

Item  601(a)  of
Regulation S-K                                                     Paper (P) or
Exhibit No.                     Description                       Electronic (E)
----------------                -----------                       --------------
Exhibit 4                       Pooling and Servicing Agreement,         (E)
                                dated as of January 1, 2006, by
                                and among the Company, as
                                depositor, Litton Loan Servicing
                                LP, as servicer, Credit-Based
                                Asset Servicing and
                                Securitization LLC, as seller and
                                U.S. Bank National Association,
                                as trustee.

Exhibit 5                       Legality Opinion of Cadwalader,          (E)
                                Wickersham & Taft LLP, dated as
                                of January 26, 2006.

Exhibit 8                       Tax Opinion of Cadwalader,               (E)
                                Wickersham & Taft LLP, dated as
                                of January 26, 2006 (included as
                                part of Exhibit 5).

Exhibit 10.1                    The Mortgage Loan Purchase               (E)
                                Agreement, dated as of January 1,
                                2006, between the Seller and the
                                Depositor (included as part of
                                Exhibit P to Exhibit 4).

Exhibit 10.2                    Interest Rate Cap Agreements relating    (E)
                                to the Group I Senior Certificates and
                                the Class M, Class B-1 and Class B-2
                                Certificates (included as part of
                                Exhibit Q to Exhibit 4).

Exhibit 10.3                    The Custodial Agreement, dated as        (E)
                                of January 1, 2006, among the
                                Trustee, the Servicer and the
                                Custodian (included as part of
                                Exhibit R to Exhibit 4).

Exhibit 23                      Consent of Cadwalader, Wickersham        (E)
                                & Taft LLP (included as part of
                                Exhibit 5).